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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                      ____________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                                  March 10, 2005
                  Date of Report (Date of earliest event reported)

                               FILENET CORPORATION
                (Exact name of registrant as specified in its charter)

         Delaware                      000-15997                 95-3757924
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification Number)

         3565 Harbor Boulevard
      Costa Mesa, California 92626                                 92626
(Address of principal executive offices)                        (Zip Code)

                                 (714) 327-3400
               Registrant's telephone number, including area code

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material  pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

2005 Bonus Incentive Compensation Plan

     (a)(1) On March 10, 2005, the Company's  Compensation  Committee approved a
2005 Bonus Incentive  Compensation  Plan for eligible  officers and employees of the Company.

     (a)(2)(i) Under the Company's 2005 Bonus Incentive  Compensation  Plan, the
target  bonus for  executive  officers is earned based on the  Company's  actual financial and other performance for 2005 in comparison to targets established by the  Compensation  Committee  at its  March 10,  2005  meeting.  The 2005  Bonus
Incentive  Compensation  Plan  consists  of three  fundamental  components:  (i)
achievement of earnings per share targets,  (ii) achievement of target levels of software license revenue and (iii)  achievement of targeted scores on a customer loyalty index  ("CLI").  An executive  could earn  twenty-five  percent (25%) of target bonus if the Company attains the minimum  performance  target,  and up to two hundred  percent (200%) of target bonus if the Company  achieves one hundred twenty-five  percent (125%) or greater,  of its financial  performance  targets.
Bonuses are pro-rated between these thresholds.  No bonus is paid if the Company fails to achieve the minimum earnings per share target.

     (a)(2)(ii) The Company's  Compensation  Committee has also  determined that the  Company's  executive  officers will not receive any increase in base salary for 2005,  and in lieu  thereof,  each  executive's  bonus  opportunity  will be increased by five percent (5%). Bonus  opportunity is based upon a percentage of salary,  which varies by position and ranges from fifty  percent (50%) of salary to  seventy  percent  (70%) of  salary  for  2005,  compared  with a range  from forty-five percent (45%) to sixty-five percent (65%) for 2004.

Amended and Restated 1998 Employee Stock Purchase Plan

     (a)(1) On March 10, 2005,  the  Company's  Compensation  Committee  and the
Board of Directors  approved an amendment to the Company's  Amended and Restated
1998 Employee Stock Purchase Plan (the "U.S. ESPP").

     (a)(2) The amendment to the Company's  U.S.  ESPP,  which will be effective beginning May 1, 2005, changes (i) the Purchase Price per share from eighty-five percent (85%) of Fair Market Value to ninety-five (95%) of Fair Market Value and
(ii) changes the date for determination of the Purchase Price to the last day of the Purchase  Period  (rather  than the first day of the Purchase  Period or the last day of the Purchase Period whichever had the lower Fair Market Value).

Amended and Restated International Employee Stock Purchase Plan

     (a)(1) On March 10, 2005,  the  Company's  Compensation  Committee  and the
Board of Directors  approved an amendment to the Company's  Amended and Restated
International Employee Stock Purchase Plan (the "International ESPP").

     (a)(2) The amendment to the  Company's  International  ESPP,  which will be effective  beginning May 1, 2005,  changes (i) the Purchase Price per share from eighty-five  percent  (85%) of Fair Market  Value to  ninety-five  (95%) of Fair
Market Value and (ii) changes the date for  determination  of the Purchase Price to the  last day of the  Purchase  Period  (rather  than  the  first  day of the
Purchase Period or the last day of the Purchase  Period  whichever had the lower
Fair Market Value).

                                       2

Item 9.01   Financial Statements and Exhibits

     (c)  Exhibits

     The following exhibits are filed herewith.

          10.6.1 Amendment No. 1 to the FileNet Corporation Amended and Restated
               1998 Employee Stock Purchase Plan (filed herewith).

          10.7.1 Amendment No. 1 to the FileNet Corporation Amended and Restated
               International Employee Stock Purchase Plan (filed herewith).

                                       3

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:    April 8, 2005  .

                                     FILENET CORPORATION

                                    By:       /s/ Philip C. Maynard           .
                                    Name:    Philip C. Maynard
                                    Title:   Senior Vice President,
                                             Chief Legal Officer and Secretary

                                        4

                                                                 Exhibit 10.6.1

                             AMENDMENT NO. 1 TO THE

                               FILENET CORPORATION
                        1998 EMPLOYEE STOCK PURCHASE PLAN

              (As Amended and Restated Effective as of May 1, 2002)
                   (As Amended Effective as of March 10, 2005)

     This  Amendment  No.1 to the  Amended  and  Restated  1998  Employee  Stock
Purchase  Plan  ("Amendment")  is  adopted by  FileNet  Corporation,  a Delaware corporation (the "Company"), effective as of March 10, 2005.

RECITALS

     The Amended and Restated 1998 Employee  Stock  Purchase Plan (the "Restated
Plan") was approved by the stockholders of the Company on May 22, 2002.

     Section X of the Restated  Plan  provides  that the Board of Directors  may alter,  amend,  suspend or  discontinue  the Restated Plan at any time to become effective immediately following the close of any purchase period.

     Section  X  also  provides,   that  the  Board  of  Directors  must  obtain
stockholder approval, if such alteration,  amendment or suspension (i) increases the number of shares of Common Stock issuable  under the Restated  Plan,  except for permissible adjustments in the event of certain changes in the Corporation's capitalization;  (ii)  alters  the  purchase  price  formula so as to reduce the purchase  price  payable for the shares of Common  Stock  purchasable  under the
Restated Plan, or (iii) modifies the requirements for eligibility to participate in the Restated Plan.

     Upon  review  of  recently  announced  accounting  changes,  the  Board  of
Directors and the Plan  Administrator  deem it to be in the best interest of the
Company  and its  stockholders  to amend the  Restated  Plan to (i)  change  the discount on the Purchase Price per share from eighty-five  percent (85%) of Fair
Market Value to ninety-five (95%) of Fair Market Value, and (ii) change the date for  determining the Purchase Price to the last day of the Purchase  Period,  in lieu of the lower of the Fair  Market  Value on the  first  day of the  Purchase
Period or the last day of the Purchase Period.

     The Board of Directors  and Plan  Administrator  have  determined  that the
Restated Plan may be so amended without stockholder approval.

     Capitalized  terms used in this Amendment shall have the meanings  assigned to them in the Restated Plan.

AMENDMENT

     I.  Effective  as of March 10,  2005,  Subsection  C of Section  VII of the
Restated Plan is hereby amended in its entirety as follows:

          C.   "Purchase Price.  The  Purchase  Price  per share at which Common
               Stock may be purchased on a Participant's behalf on each Purchase
               Date shall be ninety-five  percent (95%) of the Fair Market Value per share of Common Stock on that Purchase Date."

                                       5

                                                                  Exhibit 10.7.1

                             AMENDMENT NO. 1 TO THE

                               FILENET CORPORATION
                   INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

              (As Amended and Restated Effective as of May 1, 2002)
                   (As Amended Effective as of March 10, 2005)

     This  Amendment  No.1 to the Amended and  Restated  International  Employee
Stock Purchase Plan ("Amendment") is adopted by FileNet Corporation,  a Delaware corporation (the "Company"), effective as of March 10, 2005.

RECITALS

     The Amended and Restated  International  Employee  Stock Purchase Plan (the
"Restated  Plan") was  approved  by the  stockholders  of the Company on May 22,
2002.

     Section X of the Restated  Plan  provides  that the Board of Directors  may alter,  amend,  suspend or  discontinue  the Restated Plan at any time to become effective immediately following the close of any purchase period.

     Section  X  also  provides,   that  the  Board  of  Directors  must  obtain
stockholder approval, if such alteration,  amendment or suspension (i) increases the number of shares of Common Stock issuable  under the Restated  Plan,  except for permissible adjustments in the event of certain changes in the Corporation's capitalization;  (ii)  alters  the  purchase  price  formula so as to reduce the purchase  price  payable for the shares of Common  Stock  purchasable  under the
Restated Plan, or (iii) modifies the requirements for eligibility to participate in the Restated Plan.

     Upon  review  of  recently  announced  accounting  changes,  the  Board  of
Directors and the Plan  Administrator  deem it to be in the best interest of the
Company  and its  stockholders  to amend the  Restated  Plan to (i)  change  the discount on the Purchase Price per share from eighty-five  percent (85%) of Fair
Market Value to ninety-five (95%) of Fair Market Value, and (ii) change the date for  determining the Purchase Price to the last day of the Purchase  Period,  in lieu of the lower of the Fair  Market  Value on the  first  day of the  Purchase
Period or the last day of the Purchase Period.

     The Board of Directors  and Plan  Administrator  have  determined  that the
Restated Plan may be so amended without stockholder approval.

     Capitalized  terms used in this Amendment shall have the meanings  assigned to them in the Restated Plan.

AMENDMENT

     I.  Effective  as of March 10,  2005,  Subsection  C of Section  VII of the
Restated Plan is hereby amended in its entirety as follows:

          D.   "Purchase Price.  The  Purchase  Price  per share at which Common
               Stock may be purchased on a Participant's behalf on each Purchase
               Date shall be ninety-five  percent (95%) of the Fair Market Value per share of Common Stock on that Purchase Date."

                                       6